Exhibit 10.4

AMENDMENT NO. 1 TO THE NOTE PURCHASE AGREEMENT

This Amendment No. 1 to the Note Purchase Agreement (this “Amendment”), dated as of February 3, 2019 (the “Effective Date”), is entered into by and among Top Image Systems Ltd., a company limited by shares incorporated under the laws of the State of Israel (“Borrower”), the subsidiaries of the Borrower, as guarantors, set forth on the signature pages hereto (each, a “Guarantor” and collectively, the “Guarantors”), the purchasers from time to time party to the Note Purchase Agreement (the “Purchasers”) and HCP-FVE, LLC, a Delaware limited liability company, as collateral agent for itself and the Purchasers (in such capacity and together with its successors and assigns, the “Collateral Agent”).

RECITALS

A.          The Borrower, Guarantors, Purchasers and Collateral Agent are parties to that certain Note Purchase Agreement, dated as of January 18, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Note Purchase Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement).

B.          The Borrower has requested that Purchasers and Collateral Agent agree to certain amendments to the Note Purchase Agreement and Purchasers and Collateral Agent have agreed to do so pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.          Amendment.  Subject to the terms and conditions set forth herein, effective as of the Effective Date, the Note Purchase Agreement is hereby amended as follows:

(a)	The definition of “Material Acquisition Change” found in Section 1.1 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Material Acquisition Change” means (y) the failure of the Merger Agreement to have been executed by the Borrower and the other parties thereto by February 3, 2019 or (z) the termination of the Merger Agreement.”

(b)	Section 3.2(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Scheduled Redemptions of Notes.  The Borrower shall redeem the Notes issued by it on May 31, 2019 (the “Maturity Date”) by payment in cash in full of the entire outstanding principal balance thereof, plus all unpaid interest accrued thereon through the date of redemption, plus all outstanding and unpaid Obligations to the Purchasers of the Notes under the Note Documents through the date of redemption and pay to the Collateral Agent all other outstanding Obligations payable to the Collateral Agent under the Note Documents.”

2.          Acknowledgement and Reaffirmation.  Except as specifically set forth herein, nothing in this Amendment waives, amends or modifies any term of the Note Purchase Agreement or any of the other Note Documents, all of which are ratified and confirmed and remain in full force and effect.  In addition, nothing in this Amendment shall be deemed or construed to be a satisfaction, novation or release of the Note Purchase Agreement, the other Note Documents or any of the Obligations.  The foregoing amendments shall not be deemed to modify or affect the obligations of the Loan Parties to comply with each and every other obligation, covenant, duty or agreement under the Note Purchase Agreement and the other Note Documents.  The foregoing amendments shall not be construed to in any way obligate the Collateral Agent or the Purchasers to amend, consent to or waive any other matter, any Default or Event of Default under the Note Purchase Agreement or the other Note Documents that have occurred or that may occur from and after the date hereof.  In furtherance of the foregoing, the Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant Liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Note Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of the Note Documents to which it is a party, and ratify and reaffirm their grants of Liens on or security interests in their properties pursuant to the Note Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Note Purchase Agreement and the other Note Documents, and confirm and agree that such Liens and security interests are valid and subsisting and secure all of the Obligations (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with the Note Purchase Agreement or any other Note Document), and agree that this Amendment shall in no manner impair or otherwise adversely affect such obligations, Liens or security interests.

3.          Effectiveness.  This Amendment shall become effective as of the Effective Date upon the execution and deliver of this Amendment by each of the parties hereto.

4.          Representations and Warranties.  The Loan Parties represent and warrant to the Purchasers and the Collateral Agent that: (a) no consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment by the Loan Parties which has not been obtained and remains in full force and effect; and (b) as of the date hereof and after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Note Purchase Agreement and the other Note Documents is true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date.

5.          Release.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE COLLATERAL AGENT OR THE PURCHASERS.  EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE COLLATERAL AGENT AND THE PURCHASERS, THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST ANY OF THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE NOTE PURCHASE AGREEMENT AND/OR THE OTHER NOTE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE NOTE PURCHASE AGREEMENT OR THE OTHER NOTE DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH OF THE RELEASED PARTIES THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY THE LOAN PARTIES PURSUANT TO THIS SECTION 5.  IF ANY LOAN PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, THE LOAN PARTIES AND THEIR SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES SHALL PAY, IN ADDITIONAL TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

IN ENTERING INTO THIS AMENDMENT, THE LOAN PARTIES HAVE CONSULTED WITH, AND HAVE BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIM ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASED PARTIES AND HEREBY AGREE AND ACKNOWLEDGE THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH IN THIS SECTION 5 DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY THEREOF.  THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE TERMINATION OF THE NOTE PURCHASE AGREEMENT AND PAYMENT IN FULL OF THE OBLIGATIONS.

6.          Fees and Expenses.  Borrower shall pay to the Collateral Agent for the ratable account of the Purchasers an amendment fee (the “Amendment Fee”) in the amount of $5,513.81 per day for each day from April 1, 2019 through May 31, 2019 that any of the Indebtedness evidenced by the Notes or the Amended and Restated Secured Convertible Note, dated as of January 18, 2019, by and between the Borrower and HCP-FVE, LLC in the initial aggregate principal amount of $5,861,657.47 (as the same may be increased by any interest that is capitalized in accordance with the terms of such Amended and Restated Secured Convertible Note), or any other Obligations, remains outstanding.  The Borrower shall pay the Amendment Fee to the Collateral Agent in cash on the sooner of (i) the sale of the Borrower; or (ii) May 31, 2019; provided, however, if an Event of Default occurs, any outstanding portion of the Amendment Fee shall be immediately due and payable.  For the avoidance of doubt, if the sale of the Borrower occurred on April 30, 2019, the Amendment Fee in the amount of $165,414.30 would be due and payable on that date.  The Borrower shall pay all reasonable and documented costs and expenses of the Purchasers and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment (including attorneys’ fees).  Failure to comply with the foregoing obligations by the applicable date shall result in an immediate Event of Default under the Note Purchase Agreement.  The Borrower acknowledges that the Amendment Fee is in addition to the other amounts due and payable under the Fee Letter.  The Purchasers and Collateral Agreement hereby agree that any reference to March 31, 2019 in the Fee Letter or the Note shall hereafter be deemed to refer to May 31, 2019.

7.          No Third Party Beneficiaries.  This Amendment and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns.  No other person shall have or be entitled to assert rights or benefits under this Amendment.

8.          Entirety.  This Amendment (together with the Note Purchase Agreement and the Note Documents) embodies the entire agreement among the Loan Parties, Collateral Agent and the Purchasers and supersedes all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

9.          Counterparts; Facsimile Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.  Delivery of an executed counterpart of this Amendment by facsimile or electronic transmission shall be effective as an original.

10.          Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

LOAN PARTIES:

BORROWER:

TOP IMAGE SYSTEMS LTD.

By:          /s/ Brendan Reidy
Name:     Brendan Reidy
Title:  CEO

GUARANTORS:
TIS AMERICAS, INC.
T.I.S. AMERICA, INC.
TOP IMAGE SYSTEMS UK LIMITED
TOP IMAGE SYSTEMS DEUTSCHLAND GMBH
TOP IMAGE SYSTEMS (2007) UK LTD.
TOP IMAGE SYSTEMS JAPAN LTD.
TOP IMAGE SYSTEMS (ASIA PACIFIC) PTE LTD.
TOP IMAGE SYSTEMS (SINGAPORE) PTE LTD

PURCHASER:

HCP-FVE, LLC By: /s/ Martin Hale Name: Martin Hale Jr. Title: Managing Member

COLLATERAL AGENT:

HCP-FVE, LLC By: /s/ Martin Hale Name: Martin Hale Jr. Title: Managing Member